================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934


Filed by the Registrant    :
Filed by a Party other than the Registrant  9

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)
         (2))Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12
--------------------------------------------------------------------------------

                          Altair Nanotechnologies Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:


================================================================================


                          ALTAIR NANOTECHNOLOGIES INC.
                                 204 Edison Way
                               Reno, Nevada 89502
                                     U.S.A.

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT


Solicitation of Proxies
-----------------------

         THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR NANOTECHNOLOGIES INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE "MEETING"). This Information Circular, the notice of Meeting attached hereto, the accompanying form of proxy and the Annual Report of the Corporation for the year ended December 31, 2003 are first being mailed to the shareholders of the Corporation on or about May 19, 2004. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by email, by facsimile or by telephone by officers of the Corporation without additional compensation therefor. If one or more shareholders files a proxy statement or solicits proxies in opposition to the recommendations of the Board of Directors, the Corporation may engage outside solicitors to assist with its solicitation of proxies. Details regarding any such engagement will be set forth in a supplement to this Information Statement.

         The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Shares of the Corporation ("Common Shares") held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies
-------------------------------------

         The persons named in the enclosed form of proxy are officers and/or directors of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or delivered to the chairman on the day of the Meeting or adjournment thereof.

         A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

Voting of Proxies
-----------------

         UNLESS OTHERWISE INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE VOTED (I) TO ELECT MANAGEMENT'S SIX
NOMINEES FOR DIRECTOR, (II) TO APPOINT DELOITTE & TOUCHE LLP AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004, AND (III) AGAINST THE SHAREHOLDER PROPOSAL AS SUCH MATTERS ARE DESCRIBED AND DEFINED BELOW. IF SO INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE WITHHELD FROM VOTING WITH RESPECT TO, OR VOTED AGAINST, ANY OR ALL OF THE THREE MATTERS IDENTIFIED IN THE PRECEDING SENTENCE. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

Voting Securities
-----------------

         The authorized capital of the Corporation consists of an unlimited number of Common Shares. As of April 21, 2004, the Corporation had issued and outstanding 48,722,974 Common Shares.

         The Corporation shall make a list of all persons who are registered holders of Common Shares on May 16, 2004 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list except to the extent that such shareholder has transferred any of his shares after the Record Date and the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns the shares and demands, not later than ten days before the Meeting, that his name be included in the list. In such case the transferee is entitled to vote those shares at the Meeting in lieu of the transferor.

         Two persons present in person and each entitled to vote at a meeting of shareholders is required for a quorum. An abstention will be counted as "represented" for the purpose of determining the presence or absence of a quorum. A broker non-vote, which is an indication by a broker that it does not have discretionary authority to vote on a particular matter, will not be treated as "represented" for quorum purposes.

         Under the Canada Business Corporations Act (the "CBCA"), once a quorum is established, in connection with the election of directors, the six nominees receiving the highest number of votes will be elected. In order to approve each of the proposals in respect of the appointment of independent auditors and the shareholder proposal, the votes cast in favour of such proposal must exceed the votes cast against. Abstentions and broker non-votes will not have the effect of being considered as votes cast against any of the matters considered at the Meeting.

Exchange Rate Information
-------------------------

         The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN. $), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S. $) in exchange for the Canadian Dollar (CDN. $) for the years indicated below, based on the noon buying rates.

      ----------------------------------------------------------------------------------------------
                             Year Ended December 31,
      ----------------------------------------------------------------------------------------------
                          2003           2002              2001           2000            1999
      --------------- -------------- -------------- --------------- --------------- ----------------
                       (Each U.S. Dollar Purchases the Following Number of Canadian Dollars)
      ----------------------------------------------------------------------------------------------
           High          1.5750         1.6128            1.6023         1.5600           1.5302
      --------------- -------------- -------------- --------------- --------------- ----------------

           Low           1.2923         1.5108            1.4933         1.4350           1.4440
      --------------- -------------- -------------- --------------- --------------- ----------------

         Average         1.3916         1.5702            1.5519         1.4871           1.4827
      --------------- -------------- -------------- --------------- --------------- ----------------

         Year End        1.2923         1.5800            1.5925         1.4995           1.4440
      --------------- -------------- -------------- --------------- --------------- ----------------

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         The Articles of Continuance of the Corporation (the "Articles") provide that the board of directors of the Corporation (the "Board") may consist of a minimum of three and a maximum of nine directors, to be elected annually. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the by-laws of the Corporation. Pursuant to the Articles, the Board has been empowered to set the size of the Board, subject to any limitations set forth in the Articles of the CBCA. The Articles provide that the Board may, between meetings of shareholders, appoint one or more additional directors, but only if, after such appointment, the total number of directors would not be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.

         At the Meeting, shareholders of the Corporation will be asked to elect six directors. The following table provides the names of the director nominees of management of the Corporation (the "Nominees") and information concerning them. The persons in the enclosed form of proxy intend to vote for the election of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. None of the Nominees or current directors or officers was selected pursuant to any arrangement or understanding between him and any other person.

---------------------------------- ---------------------- ------------------------ ---------------------------------

                                                                                       Number of Common Shares
                                                          Period of Service as a      Beneficially Owned or Over
Name & Municipality of Residence          Office                 Director           Which Control is Exercised(1)
---------------------------------- ---------------------- ------------------------ ---------------------------------

Rudi E. Moerck                     President & Director         Since 2003                   400,559 (2)
San Antonio, Texas
---------------------------------- ---------------------- ------------------------ ---------------------------------

Jon N. Bengtson                    Director                     Since 2003                    25,000 (3)
Reno, Nevada
---------------------------------- ---------------------- ------------------------ ---------------------------------

James Golla                        Director                     Since 1994                    55,000 (4)
Mississauga, Ontario
---------------------------------- ---------------------- ------------------------ ---------------------------------

George Hartman                     Director                     Since 1997                    65,800 (5)
Fenelon Falls, Ontario
---------------------------------- ---------------------- ------------------------ ---------------------------------

David King                         Director                     Since 2004                    29,500 (6)
Washington, D.C.
---------------------------------- ---------------------- ------------------------ ---------------------------------

Christopher E. Jones               Director                  Since May 1, 2004                   Nil
Del Mar, California
---------------------------------- ---------------------- ------------------------ ---------------------------------

         (1) The information as to Common Shares beneficially owned or over which they exercise control or direction is not within the knowledge of the Corporation and has been furnished by the respective Nominees individually. Includes all Common Shares issuable pursuant to the exercise or conversion of options that are exercisable within 60 days.
         (2) Includes 250,000 Common Shares subject to presently exercisable options granted to Mr. Moerck pursuant to the 1998 Plan.
         (3) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Bengtson pursuant to the 1998 Plan.
         (4) Includes 10,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 45,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
         (5) Includes 10,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1996 Plan and 55,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
         (6) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. King pursuant to the 1996 Plan.

         IF ANY OF THE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

         Set forth below is a description of each of the directors, nominees and executive officers of the Corporation, including their principal occupations for the past five years:

Directors
---------

         Rudi E. Moerck, 57, was appointed Vice President of Business Development of the Corporation in January 2002, was promoted to President of the Corporation in April 2002 and has been a director since December 2003. Prior to joining the Corporation, in April 1997, Dr. Moerck founded www.Smrtdoc.com, a consulting services provider to the pharmaceutical, virtual pharmaceutical and fine chemical industries. Key assignments at www.Smrtdoc.com included commercial development projects and mergers and acquisitions. Dr. Moerck also held key senior management positions, including Senior Vice President and General Manager as well as Senior Vice President of Sales and Marketing with Catalytica Pharmaceuticals between June 1998 and January 2002. Prior to joining Catalytica Pharmaceuticals, Dr. Moerck held the position of President of Salsbury Chemicals, a subsidiary of Cambrex Corporation, from 1996-1997 and held the position of President of the Pharmaceuticals and Fine Chemicals Group of Cambrex from 1997-1998. Degussa Corporation and Degussa AG employed Dr. Moerck for 13 years during which he held various positions of increasing responsibility, which included the successful green field launch of Degussa's hydrogen peroxide business in North America. Dr. Moerck obtained a bachelors degree in Biology/Chemistry from Florida Southern College, Lakeland, Florida in 1969 and a Ph.D. in Organic Chemistry from University of Florida in 1975, and completed Postdoctoral Fellowships at Ohio State University between 1975 and 1979.

         Jon N. Bengtson, 60, has been a director of the Corporation since July 2003. He also currently serves as a director of The Sands Regent Hotel Casino and is chairman of the board of Radica Games Limited. Mr. Bengtson began his career with Harrah's, where he served for nine years in various management positions, including vice president of management information systems. He joined International Game Technology in 1980 as vice president, chief financial officer and director and was subsequently promoted to vice president of marketing in 1982. Mr. Bengtson left International Game Technology in 1984 to become vice president of finance and administration, chief financial officer and director of the Sands Regent Hotel Casino. In 1993, he joined Radica Games Limited as executive vice president, chief financial officer and director. Mr. Bengtson is also the founder and chief financial officer for Pinyon Technology, a start-up technology company developing wireless networking integrated circuits. He holds a bachelors degree in Business Administration and a Master of Business Administration degree from the University of Nevada, Reno.

         James I. Golla, 71, has been a director of the Corporation since February 1994. He also currently serves as a director of Assure Energy, Inc. Mr. Golla was a journalist with the Globe and Mail, Canada's national newspaper, from 1954 until his retirement early in 1997.

         George E. Hartman, 55, was elected a director of the Corporation in March 1997. From 1995 until 1998, Mr. Hartman served as President of Planvest Pacific Financial Corp. ("Planvest Pacific"), a Vancouver-based financial planning firm with U.S. $1 billion of assets under management. Mr. Hartman also served on the board of directors of Planvest Capital Corp., the parent of Planvest Pacific. From 1998 until 2000, Mr. Hartman was Senior Vice President of Financial Concept Group until the firm's sale to Assante Corporation, a North American financial services industry consolidator. At that time, he became Chief Executive Officer of PlanPlus Inc., Canada's oldest firm specializing in the development and distribution of wealth management software to the financial services industry. Mr. Hartman also continues as President of Hartman & Company, Inc., a firm he founded in 1991 which provides consulting services to the financial services industry. Mr. Hartman is the author of Risk is a Four-Letter Word--The Asset Allocation Approach to Investing, a Canadian best-seller published in 1992, and is the author of its sequel, Risk is STILL a Four Letter Word, released in 2000.

         David S. King, 54, has been a director of the Corporation since February 2004. He is the founder and managing partner of Advanced Technology Group LLC, which works with research and development enterprises to accelerate their commercialization of innovative technologies. Dr. King was employed by the National Institute of Standards and Technology from 1976 through 2000. He began his career as a research chemist in the Physics Laboratory where he developed a research program aimed at a basic understanding of energy flow and chemical reactivity in high energy density materials, in bimolecular collisions and small molecular clusters and at metal interfaces. From 1994 to 1999 Dr. King was a Program Manager in the Advanced Technology Program, where he recommended and implemented long-range technology investment strategies; served as technical or business evaluator for over 1,000 research and development proposals, where he formally evaluated corporate technology development and commercialization strategies; and served as program manager for approximately 25 innovative, industry-led research and development projects in areas of chemistry, physics and biotechnology. From 1999 to 2000, he was Science Advisor, Physics Laboratory, and then Science Advisor in the Office of the Under Secretary of Commerce for Technology. He then founded the Advanced Technology Group LLC in October 2000. Dr. King holds a Bachelor of Arts degree in Chemistry, a Doctor of Philosophy degree in Chemical Physics and an Executive Masters of Science and Engineering in the Management of Technology, all from the University of Pennsylvania.

     Christopher E. Jones, 57, was appointed a director of the Company effective May 1, 2004. Since 1998, Mr. Jones has been the Vice President of Manufacturing and Engineering at Behr Process Corporation, where he is responsible for the construction and operations of all coating plant operations for the larger DIY architectural coatings company in North America. Prior to joining Behr Process, Mr. Jones was the President of Kronos Louisiana and the Vice President of Manufacturing of Kronos International. Kronos was the fourth largest producer of titanium dioxide in the world. Mr. Jones earned a Bachelors of Arts degree in Chemistry from Oakland University and a Ph.D in Organo-Metallic Chemistry from Michigan State University and completed postdoctoral work at University of Leeds, England and University of Alberta in Edmonton, Canada.

Executive Officers
------------------

         The executive officers of the Corporation as of May 1, 2004 are Rudi E. Moerck, Edward H. Dickinson and Douglas K. Ellsworth. Certain information regarding Dr. Moerck is set forth above under "Election of Directors - Directors." Certain information regarding Messrs. Dickinson and Ellsworth follows.

         Edward H. Dickinson, 57, was appointed Chief Financial Officer of the Corporation in March 2000, and was appointed Secretary in June 2001. Mr. Dickinson had previously served as Director of Finance of the Corporation since August 1996. From 1994 to 1996, Mr. Dickinson was employed by the Southern California Edison Company as a negotiator of non-utility power generation contracts. Mr. Dickinson was Vice President and Director of Geolectric Power Company during 1993 and 1994, and from 1987 through 1992, he was the Director of Finance and Administration for OESI Power Corporation. Prior to 1987, Mr. Dickinson held various accounting and program management positions in the United States Department of Energy. Mr. Dickinson, who is a certified public accountant, obtained a masters degree in Accounting from California State University, Northridge in 1978.

         Douglas K. Ellsworth, 50, was appointed President, Altair Nanomaterials, Inc., the operating subsidiary through which the Corporation conducts its nanotechnology business, in June 2003 and Senior Vice President of the Corporation in March 2004. Mr. Ellsworth previously held various other positions with Altair Nanomaterials, Inc.. Prior to joining the Corporation, Mr.

Elsworth was the Manager, Technical Support for BHP Minerals' Center for Minerals Technology in Reno, Nevada from 1984 through 1999. Mr. Ellsworth began work at BHP in 1984 as the chief chemist. Mr. Ellsworth worked as a chemist and manager at Skyline Labs in Colorado and Alaska in 1975-1979 and as a chemist for Utah International, Inc.'s Minerals Laboratory in Sunnyvale California from 1979-1984. Mr. Ellsworth received his B.S. degree in chemistry and geology from the State University of New York College, Oneonta.

Key Employees
-------------

         Bruce J. Sabacky, 53, was appointed Vice President of Research and Engineering for Altair Nanomaterials, Inc., the operating subsidiary through which the Corporation conducts its nanotechnology business, in October 2003. Dr. Sabacky joined Altair Nanomaterials, Inc. in January 2001 as Director of Research and Engineering. Prior to that, he was the Manager of Process Development at BHP's Center for Minerals Technology from 1996 to 2001, where he was instrumental in developing the nanostructured materials technology. Dr. Sabacky was the Technical Superintendent for Minera Escondida Ltda. from 1993 to 1996 and was a Principal Process Engineer with BHP from 1991 to 1993. Prior to that, he held senior engineering positions in the minerals and metallurgical industries. Dr. Sabacky obtained Bachelors and Masters degrees in Metallurgical Engineering from the South Dakota School of Mines and Technology and a Ph.D in Materials Science & Mineral Engineering with minors in Chemical Engineering and Mechanical Engineering from the University of California, Berkeley.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         Set forth below is information with respect to beneficial ownership of Common Shares as of April 16, 2004 by the Corporation's Chief Executive Officer, by the three persons serving as executive officers as of December 31, 2003 whose total compensation for 2003 exceeded $100,000, and the most highly compensated non-executive employee (collectively, the "named executive officers"), by each of the directors of the Corporation, by persons known to the Corporation to beneficially own more than 5% of the outstanding Common Shares, and by all current officers and directors of the Corporation as a group. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

------------------------- -------------------------------------- ------------------------------ --------------------
Title of Class            Name and Address of                        Amount and Nature of           Percentage
                          Beneficial Owner                          Beneficial Ownership(1)         of Class(2)
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    William P. Long (CEO until May 1,              2,319,529(3)                  4.5%
                          2004; and director until May 1,
                          2004)
                          57 Sunset Rim
                          Cody, Wyoming  82414
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Rudi   E.   Moerck   (President   and           400,559(4)                     *
                          Director)
                          25107 Callaway
                          San Antonio, Texas 78258
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Douglas  K.  Ellsworth  (Senior  Vice           121,433(5)                     *
                          President)
                          4310 Wild Eagle Terrace
                          Reno, Nevada 89511
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Edward H. Dickinson  (Chief Financial           350,000(6)                     *
                          Officer and Secretary)
                          900 So. Meadows Pkwy., #2023
                          Reno, Nevada 89521
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Bruce J. Sabacky (Employee)                      25,000(7)                     *
                          8555 Council Lane
                          Reno, Nevada 89511
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Jon N. Bengtson (Director)                       25,000(8)                     *
                          2370 Solari Drive
                          Reno, Nevada 89509
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    James I. Golla (Director)                        55,000(9)                     *
                          829 Terlin Boulevard
                          Mississauga, Ontario L5H 1T1
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    George Hartman (Director)                       65,800(10)                     *
                          136 Colborne
                          Fenelon Falls, ON K0M 1N0
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    David S. King (Director)                        29,500(11)                     *
                          123 Tenth Ave, SE
                          Washington, D.C. 20003
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Christopher  Jones  (Director  as  of               Nil                       Nil
                          May 1, 2004)
                          1140 Cuchara Drive
                          Del Mar, California 92014
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Louis Schnur (Significant                    5,351,792(12)               9.9%(13)
                          Shareholder)
                          6941 South Western Ave.
                          Chicago, IL  60613
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    All Directors and Officers as a Group        3,366,821(14)                 6.5%
                          (9 persons)
------------------------- -------------------------------------- ------------------------------ --------------------

*        Represents less than 1% of the outstanding Common Shares.

    (1) Includes all Common Shares issuable pursuant to the exercise or conversion of options, warrants and other exercisable or convertible securities that are exercisable within 60 days of April 16, 2004.
    (2) Based on 48,722,974 Common Shares outstanding as of April 16, 2004. Common Shares underlying options, warrants or other convertible or exercisable securities are, to the extent exercisable within 60 days of April 16, 2004, deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such convertible securities, but not for purposes of calculating any other person's percentage ownership.
    (3) Includes 287,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the children of Dr. Long, and 125,000 Common Shares subject to warrants held by the MBRT Trust. Dr. Long disclaims any beneficial interest in such 412,500 Common Shares. Also includes 100,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Altair Nanotechnologies Inc. Stock Option Plan (the "1996 Plan") and 210,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1998 Altair Nanotechnologies Inc. Stock Option Plan (the "1998 Plan").
    (4) Includes 250,000 Common Shares subject to presently exercisable options granted to Mr. Moerck pursuant to the 1998 Plan.
    (5) Includes 120,000 Common Shares subject to presently exercisable options granted to Mr. Ellsworth pursuant to the 1998 Plan.
    (6) Includes 150,000 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1996 Plan and 200,000 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1998 Plan.
    (7) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Sabacky pursuant to the 1998 Plan.
    (8) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Bengtson pursuant to the 1998 Plan.
    (9) Includes 10,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 45,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
   (10) Includes 10,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1996 Plan and 55,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
   (11) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. King pursuant to the 1996 Plan.
   (12)  Information regarding ownership of Common Shares is based solely upon a
         Schedule 13D filed with the SEC by Mr. Schnur and affiliates on April 14, 2004. Information regarding ownership of common shares underlying warrants is based on the records of the Corporation, which indicate ownership of 251,000 fewer Common Shares underlying warrants than reported by Mr. Schnur in his Schedule 13D.
   (13) Includes 3,035,492 presently exercisable warrants to purchase Common Shares. Mr. Schnur's warrants are all subject to a provision prohibiting exercise of such warrants if, after such exercise, Mr. Schnur would beneficially own more than 9.9% of the outstanding Common Shares.
   (14) Includes 295,000 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1996 Plan, 905,000 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1998 Plan, and 125,000 Common Shares subject to warrants held by the MBRT Trust.

Executive Compensation
----------------------

(a)      Compensation of Officers

         The following table, presented in accordance with Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), sets forth all compensation for services rendered in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 in respect of the named executive officers.

                                                  Summary Compensation Table
--------------------------------------------------------------------------------------------------------------------
                                     Annual Compensation                 Long Term Compensation
                            ------------------------------------- ------------------------------------
                                                                    Restricted Securities
                 Fiscal                                             Shares or     Under
                 Year                                Other Annual   Restricted   Options     LTIP      All Other
                 Ended        Salary      Bonus (1)  Compensation  Share Units   Granted    Payouts   Compensation
Name and Title   Dec. 31,     (U.S.$)     (U.S. $)      (U.S.$)        (#)         (#)     (U.S. $)     (U.S. $)
--------------------------------------------------------------------------------------------------------------------
William P. Long,    2003          109,440  60,000         Nil          Nil         Nil        Nil         Nil
CEO and Director
(through May 1,
2004)
                 ---------------------------------------------------------------------------------------------------
                    2002          100,320   9,120         Nil          Nil       110,000      Nil      117,694(2)
                 ---------------------------------------------------------------------------------------------------
                    2001           91,200   9,120         Nil          Nil       100,000      Nil         Nil
====================================================================================================================
Rudi E Moerck,      2003          110,000  50,000         Nil          Nil       50,000       Nil         Nil
President and
Director
                 ---------------------------------------------------------------------------------------------------
                    2002           84,500    Nil          Nil          Nil       300,000      Nil         Nil
                 ---------------------------------------------------------------------------------------------------
                    2001              Nil    Nil          Nil          Nil         Nil        Nil         Nil
====================================================================================================================
Douglas K.          2003          105,774  40,000         Nil          Nil       110,000      Nil         Nil
Ellsworth, Senior
Vice President
                 ---------------------------------------------------------------------------------------------------
                    2002           92,653    Nil          Nil          Nil       10,000       Nil         Nil
                 ---------------------------------------------------------------------------------------------------
                    2001           89,090    Nil          Nil          Nil       15,000       Nil         Nil
====================================================================================================================
Edward H.           2003           85,000  25,000         Nil          Nil       110,000      Nil         Nil
Dickinson, Chief
Financial Officer
                 ---------------------------------------------------------------------------------------------------
                    2002           85,000    Nil          Nil          Nil         Nil        Nil         Nil
                 ---------------------------------------------------------------------------------------------------
                    2001           81,731    Nil          Nil          Nil       45,000       Nil         Nil
====================================================================================================================
Bruce J.            2003           99,463  13,215         Nil          Nil       110,000      Nil         Nil
Sabacky, Employee
                 ---------------------------------------------------------------------------------------------------
                    2002           98,502    Nil          Nil          Nil       10,000       Nil         Nil
                 ---------------------------------------------------------------------------------------------------
                    2001           94,714    Nil          Nil          Nil       95,000       Nil         Nil
====================================================================================================================

    (1)  Represents bonus earned during indicated fiscal year.

    (2) This amount includes $116,000 representing the value, as of the issue date, of 200,000 Common Shares issued to Dr. Long in December 2002 in connection with the termination of certain terms of his employment agreement. It also includes $1,694 representing the value of personal use of a company-owned automobile.

(b)      Option Grants in 2003

          The following table provides details with respect to stock options, if any, granted to the named executive officers during the year ended December 31, 2003:

----------------------------------------------------------------------------------------------------------------------
                                                                  Market Value
                                             % of Total                of                     Potential Realizable
                                              Options              Securities                Value at Assumed Rates
                                             Granted to            Underlying                    of Share Price
                    Securities               Employees  Exercise   Options on                Appreciation for Option
                       Under                     in     Price per  the Date of                        Term
                      options                Financial  Share         Grant     Expiration            (US$)
       Name           Granted    Grant Date     Year     (US$)        (US$)        Date          5%          10%
----------------------------------------------------------------------------------------------------------------------
Rudi E. Moerck,       50,000      02/25/03      6.0%       1.00       0.46        2/25/08        Nil         Nil
President and
Director
----------------------------------------------------------------------------------------------------------------------
Douglas K.            100,000     09/04/03     11.9%       1.06       1.06        9/4/08       29,286       64,714
Ellsworth, Senior     10,000      11/10/03      1.2%       1.22       1.22       11/10/08       3,371       7,448
Vice President
----------------------------------------------------------------------------------------------------------------------
Edward H.             100,000     05/14/03     11.9%       1.00       0.47        5/14/08        Nil         Nil
Dickinson, Chief      10,000      11/10/03      1.2%       1.22       1.22       11/10/08       3,371       7,448
Financial Officer
----------------------------------------------------------------------------------------------------------------------
Bruce J. Sabacky      100,000     09/04/03     11.9%       1.06       1.06       09/04/08      29,286       64,714
                      10,000      11/10/03      1.2%       1.22       1.22       11/10/08       3,371       7,448

----------------------------------------------------------------------------------------------------------------------

(c)      Aggregated Option Exercises and Year-end Option Values

         The following table provides information regarding options held by the named executive officers as at December 31, 2003 and options exercised by them during the year ended December 31, 2003:

-------------------------------------------------------------------------------------------------
                                              Number of Securities
                                             Underlying Unexercised      Value of Unexercised
                                             Options at December 31,   In-the-Money Options at
                    Securities                       2003(#)            December 31, 2003 ($)
                   Acquired on  Aggregate  --------------------------  --------------------------
                     Exercise    Value     Exercisable  Unexercisable  Exercisable  Unexercisable
       Name            (#)      Realized
-------------------------------------------------------------------------------------------------
William P. Long,       Nil         Nil       310,000         Nil        220,300        N/A
CEO and Director
(through May 1,
2004)
-------------------------------------------------------------------------------------------------
Rudi E. Moerck,        Nil         Nil       250,000       100,000      372,500      163,000
President and
Director
-------------------------------------------------------------------------------------------------
Douglas K.            10,000      4,200      120,000        5,000       185,500       7,050
Ellsworth, Senior
Vice President
-------------------------------------------------------------------------------------------------
Edward H.              Nil         Nil       350,000        5,000       234,400       7,050
Dickinson, Chief
Financial Officer
-------------------------------------------------------------------------------------------------
Bruce J. Sabacky      80,000      76,200      30,000        5,000        39,250       7,050
-------------------------------------------------------------------------------------------------

 (d)     Compensation of Directors

         During 2003, directors that were not executive officers of the Corporation, with the exception of Mr. Bengtson, were paid U.S. $1,000 per meeting attended in person for services as directors. In light of specific responsibility associated with his being Chairman of the Audit Committee, Mr. Bengtson was paid $2,000 per quarter. During the year ended December 31, 2003, the Corporation paid an aggregate of $12,000 in compensation to directors. No amounts were paid Dr. Long and Dr. Moerck in their capacities as directors.

         For 2004, the Corporation has determined to pay all directors who are not employees of the Corporation a fee of $3,000 per quarter. In addition, directors who are not employees and provide service in the following positions receive the following additional fees:

         Position                                     Additional Compensation
         ------------------                           -----------------------
         Chairman of the Board                        $3,000 per quarter
         Executive Committee Member                   $2,000 per quarter
         Audit or Compensation Committee Chair        $1,000 per quarter
         Audit or Compensation Committee Member       $1,000 per quarter
         Other Committee Chair or Member              Determined upon formation
                                                      of committee

In addition, directors are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties.

         Directors of the Corporation and its subsidiaries are also entitled to participate in the 1996 Plan and the 1998 Plan. During 2003, the Corporation granted options to purchase 10,000 Common Shares to Mr. Hartman and options to purchase 10,000 Common Shares to Mr. Golla under the 1996 Plan. During 2003, the Corporation granted options to purchase 20,000 Common Shares to Mr. Hartman, options to purchase 20,000 Common Shares to Mr. Golla and options to purchase 75,000 Common Shares to Mr. Bengtson under the 1998 Plan.

(e)      Employment Contracts

         William P. Long, Chief Executive Officer of the Corporation through May 1, 2004, has entered into an employment agreement with the Corporation dated January 1, 1998. The term of the agreement commenced on January 1, 1998 and, unless earlier terminated, expires on December 31, 2007. Pursuant to the agreement, Dr. Long is paid a salary of U.S. $7,600 per month and an annual bonus, determined by the Board, of not less than 10% of Dr. Long's annual compensation. The Corporation is presently negotiating a separation agreement with Dr. Long, which is expected to be executed in early May 2004. You are advised to consult the periodic reports of the Corporation for information regarding the terms of such separation agreement.

(f)      Compensation Committee Interlocks and Insider Participation

         The Corporation established a Compensation Committee on November 10, 2003 to administer its executive compensation program. In April 2004, the Board replaced the Compensation Committee with a Compensation, Corporate Governance and Nominations Committee (the "Compensation and Nominating Committee") of the Board. Prior to November 2003, the entire Board served as the Compensation Committee of the Corporation. During the period prior to November 10, 2003, none of the executive officers serving on the Board participated in the deliberations or voting regarding his own salary, bonus or other aspects of compensation. The Compensation and Nominating Committee consists of George Hartman (Chair), James Golla and David King, each of whom is independent under Nasdaq's listing standards applicable to such committee.

         In addition to evaluating and approving employment contracts for key employees throughout the year, the Board and the Compensation Committee formally considered compensation issues four times during the 2003 fiscal year in connection with the authorization of grants of options to purchase Common Shares.

(g)      Compensation Committee Report

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this Information Circular and Proxy Statement, the Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any such filings.

         As required by the proxy rules promulgated by the Securities and Exchange Commission (the "SEC") and applicable Canadian securities laws, this Compensation Committee Report describes the overall compensation goals and policies applicable to the executive officers of the Corporation, including the basis for determining the compensation of executive officers for the 2003 fiscal year.

         In  determining  the amount and  composition  of  compensation  for the
Corporation's executive officers, the Board is guided by several factors. Because the Corporation has a small number of employees, compensation practices are flexible in response to the needs and talents of the individual officer, entrepreneurial, and geared toward rewarding contributions that enhance shareholder value. In prior years, because the Corporation had no substantial revenues from operations and needed capital for research and development, the Corporation kept salaries and bonuses at levels that the Corporation believed were lower than many of the Corporation's competitors and compensated employees (including executive officers) primarily in the form of stock options. Going forward, the Corporation intends to use a combination of more competitive, but still generally below industry average, salaries, cash bonuses and stock options to align the interest of the executive officers and other employees with the long-term interests of the Corporation and to attract and retain talented employees who can enhance the Corporation's value.

         Compensation Components

         Annual Base Salary. The Corporation's compensation of its executive officers consists of three components: base salary, bonuses, and long-term incentive awards in the form of stock options. The Board establishes base salaries based primarily on its subjective judgment, taking into consideration both qualitative and quantitative factors. Among the factors considered by the Board are: (i) the qualifications and performance of each executive officer;
(ii) the performance of the Corporation as measured by such factors as progress in product development and increased shareholder value; (iii) salaries provided by other companies inside and outside the industry that are of a comparable size and at a similar development stage, to the extent known; and (iv) the capital position and needs of the Corporation. The Board does not assign any specific weights to these factors in determining salaries. It does, however, try to keep base salaries as low as possible, consistent with the needs and status of the executive officers, in order to preserve capital for future growth and development.

         Incentive Bonuses. The Corporation may also compensate its executive officers in the form of bonuses. In addition, the Corporation may pay bonuses to other key employees in the future as a reward for significant and specific achievements that have a significant impact on shareholder value. Because the Corporation does not have a history of earnings per share, net income, or other conventional data to use as a benchmark for determining the amount or existence of bonus awards, the Board generally makes such determinations based on its subjective evaluation of each individual's contribution to the Corporation. In some cases, however, bonuses payable to individuals may be tied to specific criteria identified at the time of engagement. In the 2003 fiscal year, the Corporation's liquidity and overall financial position were substantially improved and several customer contracts were signed which contained significant revenue commitments. The Compensation Committee felt that these achievements represented substantial progress toward the Corporation's goal of becoming profitable and thereby warranted the granting of bonuses for executive officers. The Compensation Committee approved fiscal year 2003 bonuses of $60,000 for Dr. Long, $50,000 for Dr. Moerck, $40,000 for Mr. Ellsworth and $25,000 for Mr. Dickinson.

         Stock Options. As stated, in the past, the Corporation has relied extensively on stock options to compensate executive officers and other key employees. The 1996 Plan and the 1998 Plan are designed to give each option holder an interest in preserving and maximizing shareholder value in the longer term, to reward option holders for past performance and to give option holders the incentive to remain with the Corporation long term. Individual grants are determined on the basis of the Board's assessment of an individual's current and expected future performance, level of responsibilities, and the importance of his or her position with, and contribution to, the Corporation. In the 2003 fiscal year, the Board awarded options to purchase 50,000 Common Shares to Dr. Moerck, 110,000 to Mr. Ellsworth and 110,000 Common Shares to Mr. Dickinson in order to ensure that they have a continued interest in setting strategies and making decisions that enhance shareholder value.

         The  foregoing  is  submitted  by  the   Compensation   and  Nominating
Committee:

         George Hartman, Chair
         James Golla
         David King

 (h)     Performance Graph

         The following chart compares the total cumulative shareholder return for U.S. $100 invested in the Common Shares with the total return of all shares traded on the NASDAQ National Market and NASDAQ SmallCap Market (the "NASDAQ Index") and the total return of shares included in the Standard & Poor's Specialty Chemicals Index (the "S&P Specialty Chemicals Index").

         GRAPH OMITTED, ILLUSTRATING THE FOLLOWING:

                                            12/31/99        12/31/00       12/31/01       12/31/02        12/31/03
                                            --------        --------       --------       --------        --------
Altair Nanotechnologies Inc.                  100              38             35             13              66
Nasdaq Index                                  100              60             48             33              49
S&P Specialty Chemicals Index                 100              87             81             47              55

Audit Committee and Audit Committee Report
------------------------------------------

Audit Committee(1)

         The Audit Committee of the Board of Directors ("Board") operates pursuant to a written charter adopted by the Board. In April 2004 the Board amended and restated the charter of the Audit Committee ("Committee"), a copy of which is attached to this Information Circular as Appendix A and may be found on the Altair Nanotechnologies, Inc. website, http://www.altairnano.com under the heading "Investor Relations." A copy may also be obtained free of charge by mailing a request in writing to: Secretary, Altair Nanotechnologies Inc. 204 Edison Way, Reno, Nevada 89502.

         The Committee is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the requirements of the NASDAQ listing standards. The Committee was comprised of James Golla, George Hartman and Robert Sheldon during the period January 2003 through June 2003 and was comprised of Jon Bengtson, James Golla and George Hartman during the period July 2003 through December 2003. If elected by the shareholders, Jon Bengtson, George Hartman and Christopher Jones are expected to be members of the Committee during 2004. The Committee met four times via conference call and once in person during the fiscal year ended December 31, 2003.

         The Board has determined in its business judgment that each member of the Committee satisfies the requirements with respect to financial literacy set forth in NASD Rule 4350(d)(2)(A)(iv); and the Board has determined than Jon Bengtson, the Chair of the Committee, is an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, is independent under Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and is, as a result of his past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, sophisticated with respect to financial matters.

         The Committee's responsibility is to assist the Board in its oversight of the (a) quality and integrity of the Corporation's financial reports, (b) the independence and qualifications of the Corporation's independent auditor and (c) the compliance by the Corporation with legal and regulatory requirements. Management of the Corporation has the responsibility for the Corporation's financial statements as well as the Corporation's financial reporting process, principles and internal controls. The Corporation's independent auditors are responsible for performing an audit of the Corporation's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

Audit Committee Report

         In this context, the Committee has reviewed and discussed the audited financial statements of the Corporation as of and for the year ended December 31, 2003 with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the independent auditors their independence from the Corporation.

         The Committee has also  considered  whether the  independent  auditor's
provision  of  non-audit   services  to  the   Corporation  is  compatible  with
maintaining the auditors' independence.

         The members of the Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including in respect of auditor independence. As such, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements fairly present the Corporation's financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Committee is entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditor) from which the Committee receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the independent auditors as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non audit services provided by the independent auditor to the Corporation.

         Based on the reports and discussions described above, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on form 10-K for the year ended December 31, 2003, for filing with the SEC.

AUDIT COMMITTEE

Jon Bengtson
James Golla
George Hartman

April 27, 2004
         -----------------------------
         (1) This section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, regardless of date or any other general incorporation language in such filing.

Report On Repricing Of Stock Options
------------------------------------

         On September 4, 2003, the Board authorized the repricing of existing options held by certain employees, including outstanding options held by Douglas Ellsworth, Senior Vice President of the Corporation and Bruce Sabacky, Vice President of Altair Nanomaterials, Inc.. The Board, in consideration of the decline in trading price of the Corporation's Common Shares since the original options were granted, desired to continue to provide sufficient incentive for the option holders to remain employees of the Corporation. Accordingly, the Board reduced the exercise price of the options to a price nearer the then-current market price of the Common Shares. The foregoing is submitted by the Board of directors, which acted as Compensation Committee at the time of the repricing:

         William P. Long
         Jon Bengtson
         James Golla
         George Hartman
         Rudi Moerck
         David King

         The following table provides information related to any options held by executive officers of the Company or its consolidated subsidiaries that have been repriced during the prior 10 completed fiscal years of the Company:

         --------------------------------------------------------------------------------------------------------
                                                 Number of                                         Length of
                                                 Securities  Market Price   Exercise            Original Option
                                                 Underlying   of Stock at   Price at            Term Remaining
                                                Options/SARs    Time of      Time of    New        at Date of
                                                Repriced or  Repricing or Repricing or Exercise  Repricing or
                                                  Amended      Amendment   Amendment   Price      Amendment
           Name and Position        Date            (#)           ($)          ($)       ($)        (Years)
         --------------------------------------------------------------------------------------------------------
           Edward Dickinson      May 6, 2002       45,000        $0.89        $3.06     $1.20         3.8
           (Chief Financial
              Officer and
              Secretary)
         --------------------------------------------------------------------------------------------------------
           Douglas Ellsworth     May 6, 2002       15,000        $0.89        $2.25     $1.20         4.2
           (Sr. Vice President)
         --------------------------------------------------------------------------------------------------------
           Douglas Ellsworth    September 4, 2003  60,000        $1.06        $2.00     $1.06         2.3
           (Sr. Vice President)
         --------------------------------------------------------------------------------------------------------
           Bruce J. Sabacky     September 4, 2003  50,000        $1.06        $2.00     $1.06         2.3
              (Employee)
         --------------------------------------------------------------------------------------------------------

Meetings of Directors
---------------------

         During the fiscal year ended December 31, 2003, the Board held two meetings in person and two via conference call. All directors attended both meetings and all directors participated in both conference calls. In addition, the Board considered and acted on various matters throughout the year by executing twenty-nine consent resolutions by unanimous written consent.

Nominating Committee
--------------------

         The purpose of the Compensation and Nominating Committee is (i) to discharge the Board's responsibilities relating to compensation of the Company's executives and, if needed, to produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with the rules and regulations of the SEC and (ii) to recommend to the Board the slate of director nominees for election to the Company's Board of Directors, individuals to fill vacancies occurring between annual meetings of stockholders, and individuals for nomination as members of the standing committees of the Board and (iii) to develop and recommend to the Board a set of corporate governance principles applicable to the Company.

         In identifying nominees for directors, the Compensation and Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, relationship of work experience and education to the current and proposed lines of business of the Corporation, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and the extent to which the candidate satisfies any objective requirements (such as residence, independence or expertise requirements) applicable to the Board or any committees of the Board. The Compensation and Nominating Committee considers candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders and may, but is not be required to, consider candidates proposed by management.

     The Corporate Governance and Nominating Committee was formed in 2004 and did not meet during 2003. The members of the Corporate Governance and Nominating Committee are George Hartman (Chair), James Golla and David King, each of whom are independent under Nasdaq's listing standards. The charter governing operations of the Corporate Governance and Nominating Committee was adopted in April 2004 and is available at our website at www.altairnano.com under "Investor Relations."

Shareholder Suggestions for Nominees and Communications with the Board of Directors

     The Board will consider director candidates recommended by shareholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address, telephone number and number of Common Shares owned of the shareholder making the recommendation and should be sent to the Secretary of the Corporation at the address first set forth above. Candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders are considered under the same standards as nominees recommended by other persons.

     Shareholders may send communications to the Board or to specified individual directors by mailing such communications to the Secretary of the Company at the address of the Corporation first set forth above and indicating that such communications are for the Board or specified individual directors, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Corporation's officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. Based solely upon the Corporation's review of the reports required by Section 16 and amendments thereto furnished to the Corporation, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during 2003, were filed with the SEC on a timely basis except as follows: (a) A Form 4 related to a transaction occurring on November 28, 2003 for Robert Sheldon, a Director who resigned from the Board on February 16, 2004, was due on December 2, 2003 but was filed on December 10, 2003; (b) a Form 3 for Douglas Tullio, a Vice President, was due on January 19, 2004, but was filed on January 20, 2004; and (c) a Form 3 for David King, a Director, was due on February 26, 2004 but was filed on March 29, 2004.

Code of Ethics and Code of Conduct
----------------------------------

     The Corporation has adopted the Code of Ethics for Senior Executive, Financial Officers and Members of the Management Executive Committee (the "Code of Ethics"), which constitutes a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as defined in Item 406 of Regulation S-K under the Securities Exchange Act of 1934. We intend to post the Code of Ethics and any amendments to or waivers from our Code of Ethics on our website at www.altairnano.com under "Investor Relations."

     The Corporation has adopted the Altair Nanotechnologies Inc. Code of Conduct (the "Code of Conduct"), which constitutes a code of conduct applicable to all officers, directors and employees that complies with Nasdaq Rule 4350(n). We intend to post the Code of Conduct on our website at www.altairnano.com under "Investor Relations."

Certain Relationships and Related Transactions
----------------------------------------------

     In March 2003 we sold 1,750,000 common shares and 1,750,000 Series 2003B warrants in exchange for aggregate consideration of $595,000 in a private placement to Toyota On Western, Inc., which, together with its owner and President Louis Schnur, beneficially owns approximately 9.9% of the outstanding Common Shares. The warrants have an exercise price of $1.00 per share and expire in March 2008.

     In May 2003 we sold 241,203 common shares and 120,602 Series 2003A warrants in exchange for aggregate consideration of $89,004 in a private placement to Louis Schnur, who beneficially owns approximately 9.9% of the outstanding Common Shares. The warrants have an exercise price of $1.00 per share and expire in May 2008.

     In June 2003, we repriced warrants for 796,331 Common Shares held by Louis Schnur, who beneficially owns approximately 9.9% of the outstanding Common Shares. Of the total warrants repriced, 500,000 were originally issued with an exercise price of $2.50 per share and 296,331 were originally issued with an exercise price of $3.50 per share. All such warrants were repriced to $1.00 per share in order to generate working capital.

Vote Required
-------------


     In connection with the election of directors, the six nominees receiving the highest number of votes will be elected.

         PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF
                           INDEPENDENT PUBLIC ACCOUNTANTS

     Ratification of the appointment by the Board of Deloitte & Touche LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2004, and authorization of the Board to set their remuneration, is to be voted upon at the Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and to be available to answer questions but are not expected to make a statement.

Audit Fees. During the fiscal years ended December 31, 2002 and 2003, the aggregate fees billed by Deloitte & Touche for the audit of the Company's financial statements for such fiscal years, for the reviews of the Company's interim financial statements and for the review of SEC registration statements were $107,977 in 2002 and $93,533 in 2003.

Audit-Related Fees. During the fiscal years ended December 31, 2002 and 2003, Deloitte & Touche did not bill the Company for assurance and related services related to the performance of the audit or review beyond the fees disclosed under "Audit Fees" above.

Tax Fees. During the fiscal years ended December 31, 2002 and 2003, the Corporation did not pay to Deloitte & Touche any fees for tax compliance, advice and planning.

All Other Fees. During the fiscal years ended December 31, 2002 and 2003, the Corporation did not pay Deloitte & Touche any other fees not reported above.

Audit Committee Pre-Approval Policy. The Audit Committee pre-approves the services provided to the Corporation by Deloitte & Touche in connection with the audit of the Corporation's annual financial statements, the review of the Corporation's quarterly financial statements and tax preparation and consultation. If management proposes to engage Deloitte & Touche for other audit or permitted non-audit services, the Audit Committee pre-approves these services on a case-by-case basis. The Audit Committee approved all the services provided to the Corporation by Deloitte & Touche described above.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

         The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Deloitte & Touche LLP.

         The Board recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2004 and authorization of the board of directors to set their remuneration.

                      PROPOSAL NO. 3 - SHAREHOLDER PROPOSAL

         Pursuant to Rule 14a-8 ("Rule 14a-8") under the Securities Exchange Act of 1934, as amended, Louis Schnur, a shareholder of the Corporation, has submitted to the Corporation the proposal set forth under the subheading "Proposal" in the following paragraph (the "Shareholder Proposal") and requested that the Corporation include the Shareholder Proposal on the agenda for the Meeting.

The Shareholder Proposal and Supporting Statement
--------------------------------------------------

         The Shareholder Proposal and supporting statement submitted by Mr. Schnur are as follows:

         Proposal
         --------
         That the Company (1) make a greater effort to identify and nominate candidates for director who have meaningful knowledge and experience in nanotechnology or high tech industries; and (2) issue a report describing its efforts to identify and recruit director nominees who have meaningful knowledge and experience in nanotechnology or high tech industries, its criteria for board qualifications, and the process of selecting board candidates and committee members.

         Supporting Statement
         --------------------
         Within recent periods, the Company has dramatically altered its business focus from mining to development of nanotechnologies. Given this changes, the Company should make an effort to recruit directors with knowledge and experience in nanotechnology and high tech industries. Shareholder value should be better served by having these changes made.

         In the interest of shareholder value vote yes.

Certain Information Regarding Mr. Schnur
----------------------------------------

         Mr. Schnur's address is 6941 South Western Avenue, Chicago, Illinois 60636. According to a Schedule 13D dated April 7, 2004 filed by Mr. Schnur with the SEC, at the time of such filing, Mr. Schnur and affiliated entities held 2,139,829 issued and outstanding Common Shares and, in addition, held warrants to purchase 3,110,022 Common Shares.

Recommendation of the Board of Directors and Reasons For the Recommendation
----------------------------------------------------------------------------

         The Board of Directors recommends that you vote AGAINST the Shareholder Proposal for the following reasons:

         o The Board, and nominees of the Board, already include three directors with meaningful knowledge and experience in nanotechnology, and the Board has included industry-related experience among its preferred criteria in connection with its search for a new Chairman. David King has a strong research background at the National Institute of Standards and Technology in work related to energy transfer and chemical reactions at the nano-scale and was a federal funding program manager in the U.S. Department of Commerce Advanced Technology with responsibility in nanotechnology related areas. Mr. Jones has been vice President of Manufacturing and Engineering at Behr Process Corporation, where he is responsible for the construction and operations of all coating plant operations for the larger DIY architectural coatings company in North America and Mr. Moerck has held various leadership positions with responsibility related to chemical and pharmaceuticals development and production. All three such directors hold doctorates in fields related to nanotechnology.

         o The Shareholder Proposal fails to recognize the importance of including on the Board of Directors persons with skills in areas such as accounting, finance, management, government relations, operations, and commercialization of technology that are important to direction of the Corporation and essential in order to keep the Corporation in compliance with SEC, Nasdaq and Canadian rules. For example, governing rules require that the Corporation have an audit committee composed of at least three persons, each of whom must be able to read and understand fundamental financial statements A focus solely on recruiting directors with nanotechnology or high tech experience may interfere with the financial oversight functions of the Board of Directors and its committees.

         o The Shareholder Proposal fails to address the breadth of industry-specific skills that may be appropriate for the board of directors of a nanotechnology company. As the Corporation develops products with applications in pharmaceuticals, metals, pigment production and other industries, having directors with specific knowledge and experience in those industries would be desirable. Such directors would not, however, satisfy the narrow industry focus of the Shareholder Proposal.

         o The report required by the Shareholder Proposal would be cumbersome, costly and increase the administrative burden on the Corporation without providing significant value or information to shareholders.

         o The Shareholder Proposal does not include a sunset provision or another indication as to when, if ever, the Corporation's obligation to make a "greater effort" to identify and nominate directors with nanotechnology knowledge and experience ceases.

Vote Required
-------------

         The affirmative vote of a majority of the votes cast on the Shareholder Proposal shall constitute approval of the Shareholder Proposal.

Reservation of Right to Withdraw
--------------------------------

         The Corporation is including the Shareholder Proposal in this Information Statement and on the agenda of the Meeting at the request of Mr. Schnur in accordance Rule 14a-8. The Corporation reserves the right to withdraw the Shareholder Proposal at any time prior to its consideration at the Meeting
(a) at the request of Mr. Schnur, or (b) if Mr. Schnur fails to satisfy any of the requirements of Rule 14a-8, including, without limitation, the requirement that he or his representative personally appear at the Meeting in order to present the Shareholder Proposal.


                                  OTHER MATTERS

Proposals of Shareholders
-------------------------

         Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the Meeting but failed to notify the Corporation of such intention prior to April 4, 2004, then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

         In order to be included in the proxy statement and form of proxy relating to the Corporation's annual meeting of shareholders to be held in 2005, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation's principal business office, 204 Edison Way, Reno, Nevada 89502, no later than January 22, 2005. If a shareholder intends to propose any matter for a vote at the Corporation's annual meeting of shareholders to be held in the 2005 calendar year, but fails to notify the Corporation of such intention prior to April 4, 2005, then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

Undertakings
------------

         Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Information Circular has been delivered, a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC (other than the exhibits except as expressly requested). Requests should be directed to Edward Dickinson, Chief
Financial Officer, at 204 Edison Way, Reno, Nevada, 89502, U.S.A., or at the following telephone number: (775) 858-3750.

         *  *  *  *  *  *  *  *  *

         The contents and sending of this Information Circular have been approved by the directors of the Corporation.

         DATED as of the 29th day of April, 2004.

                                         ALTAIR NANOTECHNOLOGIES INC.

                                         /s/ Rudi E. Moerck
                                         ----------------------------
                                         Rudi E. Moerck, President

                                   Appendix A
                                       to
                                 Proxy Statement


                             Audit Committee Charter


                                 [see attached]

                          ALTAIR NANOTECHNOLOGIES INC.

                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

                                 April 26, 2004

I.       COMPOSITION AND POLICIES

         One committee of the Board of Directors of Altair Nanotechnologies Inc. (the "Company") will be known as the Audit Committee. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders of the Company and others and to oversee the Company's policies related to ethics, conflicts of interests and related matters. The following are the primary operating policies of the Audit Committee.

o The Audit Committee shall be composed of three or more outside and independent members of the Board of Directors and shall elect a Chairperson from among their members to serve in that capacity until a new Chairperson is elected. Members of the Audit Committee shall be appointed and removed by action of the Board of Directors. All Audit Committee members shall be "independent" of management and the Company with "independence" being determined with reference to independence requirements applicable to audit committee members contained in the Securities Exchange Act of 1934, as amended, rules promulgated thereunder and current NASD listing standards. All Audit Committee members shall be financially literate, or shall be able to become so literate in a reasonable amount of time after becoming a members of the Audit Committee. Financial literacy, at a minimum, includes the ability to read the Company's balance sheet, income statement, and cash flow statement.

o At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

o The Audit Committee shall hold such meetings as deemed necessary but shall meet a minimum of once per calendar year. Minutes of all Audit Committee meetings shall be taken and approved at subsequent meeting.

o Upon the request of the Company's independent auditors, the Chairperson of the Audit Committee shall convene a meeting of the Audit Committee to consider any matters such auditors believe should be brought to the attention of the Audit Committee, the Board of Directors or stockholders of the Company.

o The Audit Committee has the authority to direct and supervise an investigation into any matter, including the authority to retain outside counsel or other professional services. The independent auditors are accountable to the Audit Committee, and the Audit Committee shall, upon consulting with the Board of Directors and subject to stockholder approval, have the ultimate power to hire or remove the independent auditors.

o The Audit Committee must report its actions to the full board of directors and may make appropriate recommendations regarding systems of internal financial controls and audit procedures.

II.      FUNCTIONS AND DUTIES

         The Audit Committee is charged with the responsibility for:

1. Reviewing with management and the independent auditors the annual financial statements to be included in the annual report (Form 10-K) filed with the Securities and Exchange Commission, including their judgments about the quality and acceptability of accounting principles, the reasonableness of significant judgments, and the clarity of the related disclosures. Also, the Audit Committee shall discuss the result of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards;

2. Selecting, upon consultation with the Board of Directors and subject to stockholders' approval, the Company's independent auditors and compensating and overseeing the work of those independent auditors (including resolving any disagreements between management and the independent auditors regarding financial reporting). In addition, the Audit Committee shall consider and pre-approve on a service-by-service basis all audit and non-audit services provided by the independent auditors to the Company.

3. Review and approve all transactions between the Company or any of its consolidated subsidiaries and officers, directors, affiliates of the Company and affiliates of such persons and any other transaction that the Company would be required to disclose pursuant to Securities and Exchange Commission Regulation S-K, Item 404.

4. Obtaining from the independent auditors a written statement outlining their relationships with the Company pursuant to Independence Standard Board Standard No. 1 (attached hereto) and actively engaging in a dialogue with the independent auditors regarding matters that might reasonably be expected to affect their independence with the Company;

5.       Confirming the independence of the independent auditors;

6.       Establishing procedures for:

         (1) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

         (2) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

7. Reviewing annually the combined audit plans of the independent auditors and internal auditors;

8. Meeting with the independent auditors at the completion of their annual examination to review their evaluation of the financial reporting and internal controls of the Company and any changes required in the originally planned audit program;

9.       Meeting with the internal auditors on an ongoing basis to review;

         (1)  Audit results;
         (2)  Reports  on   exposures/controls,   irregularities   and   control
              failures;
         (3) The disposition of recommendations for improvements in internal controls made by internal and external auditors; and
         (4)  Any changes required in the originally planned audit program.

10. Reviewing the reports of examinations by regulatory authorities related to financial matters;

11. Monitoring the Company's policies and procedures for the review of expenses and perquisites of selected members of senior management;

12. Overseeing the monitoring of the Company's Code of Ethics for Senior Executives, Financial Officers and Members of the Management Executive Committee and its and Code of Conduct;

13.      Performing   any   special   review,    investigations   or   oversight
         responsibilities required by the Board of Directors or its Chairperson;

14. Reporting at least once annually to the Board of Directors on the results of the activities of the Audit Committee, as well as reporting to shareholders as required in annual meeting proxies;

15.      Considering   comments   by   the   independent   auditors   suggesting
         improvements in internal accounting controls and the response by management to such comments;

16. Reviewing this Charter at least annually to re-assess its adequacy and update its provisions to comply with any changes in NASD listing standards, SEC law, any other mandatory requirement, or with current "best practices" standards within the financial reporting industry; and

17.      Performing any other task or duty necessary to comply with the law, the
         Company's  bylaws,  or  other   responsibilities  given  to  the  audit
         Committee by the full board of directors.

III.     AUTHORITY OF THE AUDIT COMMITTEE

         The Audit Committee shall have all authority necessary to accomplish the duties enumerated in this charter, including duties that are incident to the duties described herein. The Audit Committee has the authority to consult with internal or outside legal or other professional counsel to obtain an opinion on any accounting practice, legal standard, or other question that arises within the scope of performing Audit Committee duties. Appropriate funding, as determined by the Audit Committee, shall be provided to the Audit Committee in order to allow it to complete its duties under this charter, including for payment of, but not limited to, compensation to the Company's independent auditors, ordinary administrative expenses of the Audit Committee necessary or appropriate to carrying out its duties and/or compensation for any other professional services or consultation it requires. The Audit Committee is authorized to review all books and records of the Company and to consult with all employees of the Company.

         Amended and Restated by unanimous consent of the Board of directors of Altair Nanotechnologies Inc. on the 26th day of April, 2004.



/s/ Edward Dickinson
--------------------------------
Secretary of the Company

                                      PROXY

                          Altair Nanotechnologies Inc.
                   Annual and Special Meeting Of Shareholders

                                  June 24, 2004

              This Proxy Is Solicited By The Board of Directors Of
                          Altair Nanotechnologies Inc.

         The undersigned shareholder of Altair Nanotechnologies Inc. (the "Corporation") hereby nominates, constitutes and appoints Rudi E. Moerck, President and director, or failing him, Edward Dickinson, Chief Financial Officer, or instead of any of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held on the 24th day of June, 2004 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

         The shares represented by this proxy will be voted and, where a choice is specified, will be voted as directed. Where no choice is specified, this proxy will confer discretionary authority and will be voted in favour of all nominees of the Board of Directors, in favour of the proposals in respect of the appointment of auditors and against the Shareholder Proposal.

         This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting, matters incident to the conduct of the Meeting and any other matter which may properly come before the Meeting about which the Corporation did not have notice as of the date the definitive Information Circular and Proxy Statement of the Corporation was filed with the SEC and in such manner as such nominee in his judgement may determine.

         A shareholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided and striking out the names of management's nominees, or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

         To be valid, this proxy must be received by the transfer agent at 120 Adelaide Street West, Suite 420, Toronto, Ontario M5H 4C3, Canada not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.

   The nominees are directed to vote the shares represented by this proxy as follows:

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
1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation and until their respective successor shall have been duly elected and shall qualify:

         [ ]  FOR all nominees listed below (except as marked to the contrary).

         [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         Christopher E. Jones         James I. Golla             Jon N. Bengtson
         George E. Hartman            Rudi E. Moerck             David S. King

                               [See Reverse Side]

2. Proposal in respect to the appointment of Deloitte & Touche LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2004 and to authorize the board of directors to fix their remuneration.

         [ ] FOR                       [ ] AGAINST                [ ]  WITHHOLD


3. The Shareholder Proposal submitted by Louis Schnur regarding the director nomination process.

         [ ] FOR                       [ ] AGAINST                [ ]  WITHHOLD


4. At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting, matters incident to the conduct of the Meeting, and upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation did not have notice as of the date the definitive Information Circular and Proxy Statement was filed with the SEC.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED AT THE MEETING. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOR OF ALL NOMINEES OF THE BOARD OF DIRECTOR, IN FAVOUR OF THE PROPOSAL IN RESPECT OF THE APPOINTMENT OF AUDITORS AND AGAINST THE SHAREHOLDER PROPOSAL, ALL OF WHICH ARE SET FORTH IN THE ACCOMPANYING CIRCULAR, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________ , 2004.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:
1. This proxy must be signed by the shareholder or his attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.
2. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.
3. If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.
4. Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

                          ALTAIR NANOTECHNOLOGIES INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

            NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders of Altair Nanotechnologies Inc. (the "Corporation") will be held at the Reno Hilton, 2500 E. 2nd Street, Reno, Nevada 89502, Thursday, the 24th day of June 2004, at the hour of 10:00 o'clock in the morning (Pacific time) for the following purposes:

(1) To receive the audited financial statements of the Corporation for the twelve months ended December 31, 2003, together with the report of the auditors thereon;

(2)      To elect directors;

(3) To appoint auditors and to authorize the directors to fix their remuneration;

(4) To consider and vote upon the Shareholder Proposal submitted by Louis Schnur regarding the director nomination process; and

(5) To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

            This notice is accompanied by a form of proxy, a copy of the Circular, the annual report to shareholders of the Corporation containing the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2003, and a supplemental mailing list form.

         Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

         DATED at Toronto, Ontario as of the ____ day of May, 2004.


                                              BY:  ORDER OF THE BOARD

                                              (Sgd.)  Rudi E. Moerck
                                              --------------------------
                                              President


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